4th Quarter 2021 Update UMB Financial Corporation January 25, 2022 Exhibit 99.2

Presentation Index 2 Corporate Overview Opportunity – Our Investment Thesis 4th Quarter 2021 Results Line of Business Updates Appendix 3 8 17 30 40 Board of Directors Forward-Looking Statements Non-GAAP Reconciliations Please refer to the Forward-Looking Statements on slide 42 for important disclosures about information contained in this presentation. Peer Group

Corporate Overview 3 Highlights Asset-based lending Healthcare Services 91 banking centers 230 ATMs UMB Bank Presence Twin Cities - MN Salt Lake City - UT UMB Financial Corporation Headquarters Expansion Markets International Presence UMBF Trust & Agency Services – Dublin, Ireland Corporate Trust Capital Markets (4) Fund Services Private Wealth Management & Personal Trust At, or for the 3 months ended, 12/31/21. (1) Includes $136mm in PPP balances; (2) Includes $12.2B in managed assets and $4.9B in Assets Under Administration for Private Wealth customers; (3) Includes assets in Fund Services, Corporate Trust and Healthcare Services; (4) UMB Bank, n.a. Capital Markets Division.

Beyond Financials – Our Culture 4 A company built to withstand the test of time. Customers First We do the unparalleled to create an environment that consistently exceeds the expectations of our customers. Integrity & Trust We demonstrate our uncompromising honesty and integrity to earn the trust of everyone we serve. Performance & Strength We achieve sustainable greatness by delivering on our promise, remaining independent and maintaining financial soundness. Associate Spirit We rely upon our people and their collective attitude and skills to differentiate us from our competitors. Inclusion & Diversity We believe an inclusive and diverse culture energizes the workplace and ignites innovation. Our Values Our Goal Our Vision

5 Beyond Financials – Our Culture Creating an unparalleled customer experience requires a culture where our people feel part of something more, something bigger. We foster this experience through our policies, our business decisions and our expectations of each associate.

Beyond Financials –
Our Commitment to Corporate Citizenship

UMB

Inclusion & Diversity

We want our company to be as diverse as the world we live in.

- Eight Business Resource Groups (BRGs) help us understand the needs of our associates, customers and communities
- Our BRGs provide opportunities to listen, learn and turn empathy into action
- Unconscious bias training is embedded throughout manager development offerings
- In 2020, 29% of all UMB hires were people of color, 47% were women and 8% were veterans
- Diversity among leadership team – 8 of 16 members

Strong Corporate Governance

Effective governance programs help achieve business goals and drive value.

- 12-person board of directors, with 10 independent members
- 33% board diversity
- Deliberate selection criteria which includes diversity standards in the board nomination process
- Robust risk oversight with distinct risk management committees: enterprise risk, asset and liability, and credit
- Closely analyzed and competitive compensation practices

Community Impact

Associate volunteerism and corporate philanthropy help build strong community partnerships.

- 1,000+ participants in our workplace giving campaign supporting qualified nonprofits
- UMB's Matching Gift Program utilization increased 380% from 2019 to 2020
- $2.6mm+ in donations and sponsorships in 2020, increased to >$6mm in 2021
- UMB Market went virtual, with videos and worksheets to help children learn about healthy shopping on a budget

Efficient & Sensible Resource Use

UMB recognizes the undeniable importance of sustainable business practices.

- Six of our branch locations are LEED certified
- Our Arizona locations retrofitted with xeriscape and water-conserving irrigation systems
- More than 161,000 kilowatt hours generated from solar panels
- Efficient lighting programs saved more than 189,000 kilowatt hours
- Recycled 13,350 pounds of comingled materials and 308 pounds of batteries
- Adapting to new technology with rooftop gardens, geothermal energy and charging stations for electric cars

Read our 2020 Corporate Citizenship Report at UMB.com/CorporateCitizenship
6

Business Model – Our Diverse Foundation

UMB

Commercial & Personal Banking Services

Revenue: FY'20 $929 million; FY'21 $922 million / Average deposits: $20.0 billion

Commercial

Average loans: $13.7B (1)

Average deposits: $12.7B

- C&I and CRE Lending
- Asset-Based Lending
- Treasury Management
- Merchant Payments
- Specialized Expertise:
  - Agribusiness
  - Aviation
  - Energy
  - Construction
  - Practice Finance
  - Mezzanine debt & equity investments

Consumer

Average loans: $2.4B (1) (2)

Average deposits: $7.3B

- Retail deposit and lending services through 91 branches and online
- Small business banking
- Consumer mortgage
- Private banking services

Private Wealth

AUM = $12.2B

AUA = $4.9B

- Financial planning
- Investment management
- Trust and estate planning
- Family office
- Business exit planning

Institutional Banking Services

Revenue: FY'20 $362 million; FY'21 $361 million / Average deposits: $11.6 billion

Institutional Banking provides solutions for the entire marketplace; $453.2 billion in AUA.

Corporate Trust

- Bond trustee, paying agent & escrow services

Institutional Custody

- Domestic & international custody services

Fund Services

- Fund accounting, fund administration & transfer agency

Specialty Trust & Agency Solutions

- Default workout & successor trustee services
- Aviation, ABS & loan agency services

Capital Markets Division (3)

- Fixed income sales & trading
- Public finance

Investor Solutions

- Banking, cash management & specialty services for financial firms

Healthcare Services

- Health savings accounts
- Healthcare payment solutions

Balances at or for quarter ended 12/31/21. (1) Excludes $220mm in avg. PPP balances and $414mm in avg. credit card balances; (2) Includes consumer loans plus residential real estate loans to retail and private banking clients; (3) Products and services offered through UMB Bank Capital Markets Division; NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED.

Our Investment Thesis

Investment Thesis – Our Opportunity 9 Track record of relative outperformance in loan growth – opportunities remain Underpenetrated across our geographic footprint, focused on market share gains Underpenetrated vertically on an asset class basis, built out specialized teams Runway for Growth Attractive deposit base Stable, diverse and low-cost funding sources Net interest income growth outpacing the industry Above peer earning asset growth Focus on returning value to shareholders Risk-adjusted returns EPS and tangible book value growth outpace peers Consistent dividend growth Differentiated revenue profile and growing fee income Revenue from diverse lines of business and verticals provide a natural hedge against lower rate environments Solid capital and liquidity positions support growth objectives Higher common equity levels Attractive loan-to-deposit ratio Time-tested underwriting philosophy Unwavering credit standards Long-tenured credit team – average of 23 years with UMB Chief Credit Officer – 36 years with UMB

7% Balance Sheet Growth – Across All Business Cycles 10 Average Loans Average Deposits Average annual balances in billions. 2.50% 0.40% 1.77% 0.09% Annual Loan Growth 12% 14% 9% 7% 5% 2% 6% 10% 10% 18% 12% 21% 19% 9% 7% 10% 25% 4% 14% 16% 11% 14% 10% 20% 13% 6% 11% 9% 4% 7% 14% 15 Year CAGR 10.4% 15 Year CAGR 11.7% (1) (1) Excludes PPP balances for 2020 and 2021; (2) UMB traditional peer group (15 banks), as of latest available annual period. Source: S&P Global. Peer group defined on slide 47. (1) Annual Deposit Growth

Differentiated Revenue Profile – Multiple Sources of Growth 11 Net Interest Income Fee Income Provides Diversity Dollars in millions. 29% 28% 54% 36% $ 1,282.7 $1,291.4 $472.2 $613.2 $521.5 $731.3 $587.8 $778.2 $671.0 $825.1 $878.5 $982.5 $848.7 $1,012.1 $971.4 $1,097.7 Total Revenue 15 Year CAGR 6.9% Revenue Growth Annual NII Growth Annual Revenue Growth 12% 15% 7% 18% 10% 3% 2% 1% 9% 4% 5% 18% 20% 13% 9% 10% -1% 7% 10% 13% 4% 9% 9% 6% 18% 6% 3% 4% 11% 1% 3% 8% (1) Fee income prior to 2017 contains income from discontinued operations; (2) UMB traditional peer group (15 banks) as of latest available annual period. Source: S&P Global. 15 Year CAGR 9.2% 15 Year CAGR 4.1% Fee Income Growth $ 815.5 $731.2 $217.2 $303.0 $232.7 $317.0 $275.1 $320.1 $310.6 $333.3 $412.1 $558.9 $350.1 $610.4 $495.3 $670.9

Capital & Liquidity – Supports Growth Outlook 12 Cash & Securities / Assets Loans / Deposits Tier 1 Capital Ratio Tangible Common Equity / Assets (4) (3) (2) (1) UMB traditional peer group (15 banks), as of latest available annual period. Source: S&P Global; (2) Non-GAAP measure. See reconciliation on slide 46; (3) As defined by S&P Global; “Cash, cash equiv. & investment securities/assets;” (4) EOP balances. Keep or use different metric?

History of Strong, Resilient Credit – Through All Economic Environments 13 Net Charge-Offs / Average Loans Nonperforming Loans / Loans 0.39% 0.20% 0.13% 0.80% 0.34% 0.17% 1.18% 0.79% 0.54% 0.50% 15 Year Average 0.30% 15 Year Average 0.45% (1) UMB traditional peer group (15 banks), as of latest available annual period. Source: S&P Global; (2) All FDIC-insured institutions, as of latest available annual period. Source: FDIC. 0.22% 0.27%

Risk-Adjusted Returns – Rowing Close to Shore 14 Risk-Weighted Assets / Assets Return on Risk-Weighted Assets (1) UMB traditional peer group (15 banks), data as of latest available annual period. Source: S&P Global.

Outperformance – Building Long-Term Value 15 15-Year Compounded Annual Growth Rates 2005 – 2020 (1) *KBW Nasdaq Regional Bank Index (50 banks); **UMB’s traditional peer group (15 banks); ***All publicly-traded banks with data reported for both 2005 and 2020. Source: S&P Global. (1) Non-GAAP measure. See reconciliation on slide 45.

Dividend Trends – Sustained Growth 16 (1) Dividends adjusted for 2-for-1 stock split in 2006. (2) S&P Dow Jones Indices, January 24, 2022. Annual Dividends Declared (1)

4th Quarter 2021 Financial Review

4Q 2021 Results At-A-Glance 18 Dollars in millions, except per share amounts. (1) Non-GAAP measure. See reconciliations on slides 43 and 44. 4Q ’20 3Q ’21 4Q ’21 Linked-Quarter Commentary

4Q 2021 Earnings Highlights 19 Pre-Tax, Pre-Provision (“PTPP”) Income (1) $102.1 $131.3 $108.8 $106.9 $196.1 Net Income $156.3 $92.6 $87.4 $94.5 $78.5 Dollars in millions, except per share amounts. (1) Non-GAAP measure. See reconciliation on slide 43; (2) Net gains/losses related to mark-to-market valuations and any disposition of shares in our investment in TTCF.

Revenue Trends 20 Dollars in millions. Columns may not sum due to rounding differences. 4Q ’20 1Q ’21 2Q ’21 3Q ’21 4Q ‘21 Linked-Qtr. Variance $ ∆ % ∆

Net Interest Income 21 @ 0.10% $4.5B $4.5B $5.4B $6.8B $2.6B @ 0.92% @ 0.87% @ 0.83% @ 0.86% @ 0.70% @ 0.16% @ 0.15% @ 0.11% @ 0.10% Asset Yield and Liability Cost Trends Liquidity Trends Impact NIM $194.1 $209.8 $210.6 $194.7 $199.7 $204.5 $180.8 $180.7 Dollars in millions. $201.1 $188.7

Noninterest Income 22 Current Quarter Highlights Composition / Changes in Inv. Securities Gains (Losses) and Trust & Securities Processing Dollars in millions. (1) UMB traditional peer group (15 banks), data as of latest available quarter. Source: S&P Global. Noninterest income increased $10.9mm, or 10.1%, vs. 3Q’21, driven by: A $5mm increase in gains on investment securities, including A $3.3mm positive variance in market value of equity investments; and $1.7mm in additional in gains on sales of AFS securities An increase of $3.2mm in derivative income, recorded in other income; A $1.7mm increase in deposit service charges, largely related to client conversion fees in our healthcare business, and other corporate service charges; and An increase of $1.6 million in trust and securities processing (detailed below). Partial offsets included a $1.6mm decrease in company-owned life insurance income, recorded in other income. $108.9 $131.6 $107.9 $118.8 $228.3 LQ Variance

Noninterest Expense 23 Current Quarter Highlights Noninterest expense increased $13.6mm, or 6.5%, vs. 3Q’21. Primary drivers: An increase of $7.3mm in salaries and bonus expense, driven largely by higher associate population and by higher performance-based incentives related to business activity; Higher costs related to investments in our business, including increases of $3.2mm in legal and consulting expense and $2.5mm in software costs, recorded in processing fees; $2.1mm in additional charitable contributions; and An increase of $1.7mm in marketing and business development due to the timing of multiple projects. Dollars in millions. Columns may not sum due to rounding differences.

$16,693 $16,473 $ 14,625 $ 14,933 $ 16,041 $ 16,246 $ 16,818 Diversified Loan Portfolio 24 Average balances in millions. Loans by Region Kansas City 34% Colorado 19% Arizona 10% St. Louis 14% Greater MO 5% KS - 2% Texas 11% NE - 2% OK - 2% MN - 1% $ 15,642 $ 16,757 $ 16,240

Quarterly Loan Activity 25 (1) Payoffs and paydowns include C&I and CRE loans. (1) (1)

Strong Asset Quality 26 Net Loan Charge-Offs Delinquencies Nonperforming Loans Allowance for Credit Losses Dollars in millions. (1) Delinquencies represent accruing loans > 30 days past due; (2) Total loans include PPP balances.

27 Detailed Net Charge-Off History (1) Loan categories were updated in 2020 with the adoption of ASU 2016-13. In prior periods, NCOs for “Commercial” included C&I, commercial card, ABL and factoring loans. NCOs for “Other” included consumer cards, all real-estate loans, consumer loans and DDA. Recent Trends

$10,699 $11,284 $11,903 $12,766 $10,171 $11,271 $8,858 $9,368 $9,924 $10,567 Available-for-sale Portfolio High-Quality Investment Portfolio 28 (1) purchases made for roll-off and overbuy; net of purchases related to sales/trades. (2) Includes impact of ~$1B pay-fixed receive-float swap portfolio with varying start dates Securities Portfolio Statistics & Activity Average balances in millions.

Diversified Deposit Mix 29 $26,826 $29,428 $31,637 $24,965 Deposits by Line of Business Commercial Personal Institutional Commercial Banking 40% Consumer & Private Wealth 23% Capital Mkts. & Corp. Trust 14% Healthcare Services 8% Fund Services 6% Investor Solutions 9% 41% 36% 36% 39% 39% Average balances in millions. $27,783

Line of Business Updates

Commercial Banking – C&I Lending 31 Commercial & Industrial Statistics (1) C&I Industry Diversification (2) Average loan size: $4.8 million Considerations Internal limits on loan size and projects per sponsor Concentration guidelines for all lending verticals, monitored for changing conditions C&I Balance Trends Transp. / Warehouse Diversified Technology Materials & Commodities Manufacturing Food/Beverage Manufacturing Healthcare Commercial Services Other (4) Agribusiness RE & Construction Finance & Insurance Energy-Related $7.4B 43.5% of total UMB loans Commercial Line Utilization Trends +23% YoY Dollars in billions at period end. (1) Includes commercial & industrial and leases, excludes PPP loans; (2) Industries as a percentage of C&I portfolio; (3) Excluding PPP loans. (3)

Commercial Banking – Commercial Real Estate 32 Commercial Real Estate Statistics Investment CRE / Construction Portfolio (1) Total Investment CRE Portfolio Average Loan-to-Value: 60% Recourse: 82% Const. / Land Dev. 12% Owner-Occupied 30% Investment CRE 49% $6.3B Farmland 8% as of Dec. 31, 2021 1-4 Unit Residential Construction = 1% of total (2) Retail Multifamily Office Building Hotel Industrial Sr. Living Mixed Use Student Housing Other (4) Owner-occupied – new purchase or refinance Real estate development – construction / perm financing, bridge financing, renovations Investment CRE – 3 to 10-year term loans for property investors Resi. Rental (1) Industries as a percentage of investment CRE and construction portfolio; (2) Excluding PPP loans; (3) Calculated using Tier 1 capital plus an adjusted ACL, per regulatory guidelines. Regulatory Concentrations Total non-farmland CRE / Total RBC: 154% Construction & Development Loans / Total RBC: 28% (3) $3.8B 22.6% of total UMB loans

Commercial Banking – Capital Finance

UMB

Asset-based Lending


$353
$356
$368
$374
$377
4Q'20
1Q'21
2Q'21
3Q'21
4Q'21

- Serving middle-market companies with revenues ~$15mm to $300mm.
- Working capital facilities typically $10mm to $50mm via lines of credit secured by accounts receivable and inventory, and term loans supported by equipment, real estate and cash-flow.
- Deeply experienced in financing acquisitions, recapitalizations and aggressive growth strategies

Factoring / Accounts Receivable Financing


$154
$147
$138
$112
$107
4Q'20
1Q'21
2Q'21
3Q'21
4Q'21

- Serving small to lower middle-market companies with revenues ~ $2mm to $150mm.
- Working capital facilities typically between $500k to $10mm.
- Financing that facilitates cash flow when traditional lending may not be available for highly-leveraged borrowers or those with a concentrated customer mix.

Mezzanine Debt & Minority Equity Investments

Examples of recent investments:

Robert & Sons Aluminum, Inc.

VITA INCLINATA

Tattooed Chef

- SBIC fund - UMB Capital Corporation is a small business investment company that provides financing solutions via loans, equity and debt securities
- Swaps and derivatives - UMB Capital Finance will build customized instruments to help manage interest rate risk and optimize balance sheets
- Syndicated finance – Expertise in complex funding arrangements

Average balances in millions.

33

Personal Banking – Consumer 34 Metrics at or for the quarter ended 12/31/21. (1) Includes residential real estate and other consumer loans for retail and private banking customers. $ millions +30% YoY Mobile Deposits 18% Digital Sales 26% 12% of non-mortgage loan applications of new retail deposit accounts vs. 16% 4Q’20 $50mm $15.5mm vs. $37mm 4Q’20 Expanding Digital Capabilities of consumer deposits via mobile app Mobile App Rating Apple Store 4.2 stars Google Store 4.4 stars +35%

Personal Banking – Private Wealth Management 35 (1) Includes AUM and AUA; (2) American Customer Satisfaction Index “Score.” Source: Market Strategies International; (3) Source: 2020 Forrester Net Promoter Benchmarks Study Customer Assets Managed Assets (AUM): $12.2B Non-Managed Assets (AUA): $4.9B Composition as of 12/31/21. Personal Trust 21% Investment Advisory 36% Non-Managed AUA 29% IRAs 6% Brokerage 4% Other 4%

Institutional Banking – Fund Services & Institutional Custody 36 Assets Under Administration +25% YoY Best Interval Fund Administrator (1) Best Administrator – Technology (2) Fund Services – Registered Funds & Alternative Investments Institutional Custody $345B $405B $419B $336B Provides services for 1,700 funds, including registered and alternative investment funds, PE funds, real estate and venture capital funds and ETFs and more. One of the nation's leading providers of domestic and global custody, serving insurance companies, public & private corporations, nonprofits, municipalities, fund companies and endowments. Established in 1948. Top 10 Mutual Fund Custodian (4) TOP 10 Best Custodian – 2021 (5) Custody New Accounts +19% Year-over-Year +124 Custody Assets +25% Year-over-Year $152B $379B (1) Fund Intelligence ‘19-’20 Awards; (2) Hedgeweek U.S. Awards ‘20 & PE Wire U.S. Awards ’20; (3) PE Wire ‘21; (4) Mutual Fund Services Guide ‘20; (5) HFM U.S. Services Awards ‘21. Best Administrator – GPs with assets <$30B (3)

Institutional Banking – Corp/Specialty Trust & Capital Markets

UMB

Corporate Trust & Escrow Services

Provides trustee, paying agent and escrow services to municipal and corporate issuers.

#3 – Municipal Trustee [1][2] & Paying Agent [2] in U.S.

+52% – New Business $ Volume YTD 2,874 Deals

$34B – Assets Under Administration

Specialty Trust & Agency Solutions

Services for asset-backed securitizations, aviation and other transportation and real estate projects. Workout and successor trustee services on behalf of bondholders of defaulted transactions.

+52% – 704 New Deals Closed YTD vs. 464 in 2020

+149% – Growth in New Business $ Volume YTD

Irish Office – Building presence in top aviation leasing market

TOP 10

- #1 Agent for Debtor-in-Possession financing [3]
- #7 Aviation & Asset-Based Securitization Trustee [4]

Capital Markets Division

Capital solutions including fixed income sales, trading and underwriting for institutional, municipal and not-for-profit organizations.

Public Finance

+42% – Year-over-Year Increase in Closed Deals



62
84
119
2019
2020
2021

Closed Deals

Examples of recent deals:

Dallas Area Rapid Transit (TX)	Midland Co. Water Supply District #1 (TX)	Benedictine College (KS)
$576,355,000 • Sr. Lien Sales Tax Revenue Refunding Bonds, Taxable Series '21 • Co-Manager	**$31,020,000** • Refunding Bonds, Series '21 • Senior Manager	**$7,200,000** • Educational Facilities Revenue Bonds, Series '21 • Sole Manager

All comparisons are 2021 vs. 2020.

Products and services offered through UMB Bank Capital Markets Division
NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED.

(1) Ranked by proceeds and number of issues; (2) Thomson Reuters municipal rankings, Sept. 2021; (3) Debtwire - ranking 1H'21; (4) Green Street Advisors' Asset-Based Alert - 1H'21.

37

FDIC Sweep Assets Under Administration $68B Institutional Banking – Investor Solutions & Healthcare Services 38 Investor Solutions Provides large-scale banking services and payment solutions for non-bank financial institutions and fintech companies. Annual ACH Transactions Healthcare Services Provides healthcare payment solutions including health savings accounts (HSAs), healthcare spending accounts and payments technology.  HSA Account Holders 1.4mm In HSA Assets & Deposits $3.0B Top 10 HSA Custodians in the U.S. (4) TOP 10 Benefit Cards 5.2mm >65mm ~ 6mm accounts Recognized for Investment Quality (3) Fintech Partnerships Named a Top HSA for Features & Investment Options (5) 3 of the Top 10 Independent Broker-Dealers are UMB Clients (2) 6 of the Top 10 Clearing Firms are UMB Clients (1) (1) InvestmentNews ‘19; (2) Financial Planning June ‘20; (3) Investor’s Business Daily 2021; (4) #6 by total accounts - Devenir Research Mid-Year ’21; (5) Investor’s Business Daily ‘21.

Payments – Credit & Debit Card Products 39 $3,550 $3,789 $3,714 $3,315 Card Purchase Volume & Interchange Trends 4Q ‘21 Card Spend $3.7B 23rd In U.S. Credit Card Purchase Volume (1) #23 $3,658 $ millions (1) Rank in commercial, consumer and small business cards among top 50 U.S. issuers. Source: Nilson Report, December 2020.

Appendix

Leadership – Our Board of Directors 41 AC = Audit Committee; CC = Compensation Committee; GC = Governance Committee RC = Risk Committee Advisory Directors

Forward-Looking Statements 42 This presentation contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (SEC). In addition to such factors that have been disclosed previously, the COVID-19 pandemic (the “pandemic”) may also cause actual results or other future events, circumstances, or aspirations to differ from our forward-looking statements. The pandemic has created a global public-health crisis that has resulted in widespread volatility and deteriorations in household, business, economic, and market conditions. It is currently adversely affecting the company and its customers, counterparties, employees, and third-party service providers, and the continued adverse impacts on our business, financial position, results of operations, and prospects could be significant. We are not able to accurately predict the extent of the impact of the pandemic on our capital, liquidity, and other financial positions and on our business, results of operations, and prospects at this time, and we believe it will depend on a number of evolving factors, including: (i) the duration, extent and severity of the pandemic; (ii) the response of governmental and non-governmental authorities to the pandemic, which is rapidly changing and not always coordinated or consistent across jurisdictions; (iii) the effect of the pandemic on our customers, counterparties, employees and third-party service providers, which may vary widely, and which is generally expected to increase our credit, operational, and other risks and (iv) the effect of the pandemic on economies and markets, which in turn could adversely affect, among other things, the origination of new loans and the performance of our existing loans. The pandemic is also expected to have a significant impact on our current expected credit loss (CECL) calculation and related provision under a new accounting standard that we were required to adopt in January 2020. The CECL calculation includes periodic estimates of the net amount expected to be collected over the contractual term of certain financial assets, and requires us to take into account, among other things, economic conditions forecasted over the life of the financial asset, including the current and anticipated effects of the pandemic. Any forward-looking statement should be evaluated in light of these considerations. Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except to the extent required by applicable securities laws. You, however, should consult disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

Non-GAAP Reconciliations 43 The following are non-GAAP measures used by the company from time to time. To the extent a non-GAAP measure is used during this presentation, a reconciliation to such measure’s closest GAAP equivalent is provided below. The Company believes that these non-GAAP financial measures and the reconciliations may be useful to investors because they adjust for items that management does not believe reflect the Company’s fundamental operating performance. Pre-tax, pre-provision income for the relevant period is defined as GAAP net income, adjusted to reflect the impact of excluding income tax and provision expense. Pre-tax, pre-provision income on a fully tax equivalent basis for the relevant period is defined as GAAP net interest income on a fully tax equivalent basis plus noninterest income, less noninterest expense. Tangible book value per share is defined as the Company’s total shareholders’ equity, net of intangible assets, divided by total shares outstanding. Tangible common equity ratio is calculated as the Company’s total shareholders’ equity, net of intangible assets, divided by total assets, net of intangible assets. Pre-Tax, Pre-Provision Income (unaudited, dollars in thousands except per share data)

Non-GAAP Reconciliations 44 Pre-Tax, Pre-Provision Income on a Fully Tax-Equivalent Basis (unaudited, dollars in thousands except per share data)

Non-GAAP Reconciliations 45 Tangible Book Value (1) Share count for December 31, 2005, adjusted for Company’s 2-for-1 stock split on May 31, 2006. (unaudited, dollars in thousands except share and per share data)

Non-GAAP Reconciliations 46 Tangible Common Equity Ratio (unaudited, dollars in thousands)

47 Our Peer Group All peer data in this presentation is sourced from S&P Global.